Exhibit 10.1

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

MANUFACTURING SUPPLY AGREEMENT

This manufacturing supply agreement ("Agreement") is dated April 25, 2014 ("Effective Date"), and is between INTUITIVE SURGICAL SAAL ("Intuitive"), a Swiss Corporation located at I Chemin des Muriers, 1170 Aubonne, Switzerland, and DAS MEDICAL, LLC ("Seller"), a corporation with its principal place of business located at 168 Rosecrest Lane, Columbus, MS 39701.

Intuitive and Seller agree as follows:

I.	Definitions. For purposes of this Agreement, the following definitions apply:

(a)               "Adverse Event" refers to the occurrence of any of the following events: (I) any event in which available information reasonably suggests that a Product may have caused or contributed to death or serious injury; (2) any malfunction of a Product by shortcomings in the information supplied with the Product; and (3) any malfunction of a Product where recurrence of such Product malfunction would be likely to cause or contribute to death, serious injury, and/or a significant quality issue that may result in the need for a recall of such Product.

(b)               "Bill of Materials" means the list of Components necessary to manufacture the Product.

(c)               "Certificate of Conformance" means Seller's written certification that the supplied Product meets Intuitive’s Specifications.

(d)               "Claims" is defined in Section 13(a).

(e)                "Complaint" means any written, electronic, or verbal feedback directed to Intuitive and/or Seller, related to the use of a medical device, Product or accessory manufactured or distributed by Intuitive or distributed by a third party on behalf of Intuitive, that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a Product after it is released for distribution.

(f)                "Component" means any component, item, or material, including raw materials, labels, and instructions for use, as listed in the Bill of Materials with respect to any Product.

(g)               "EC" is defined in Section 4(a).

(h)               "EC Notice" is defined in Section 4(a).

(i)               "Initial Term" is defined in Section 16(a).

(j)               [***].

(k)               "Product" means each item stated in Exhibit A to be purchased by Intuitive from Seller under this Agreement.

(1)               "Proprietary Information" is defined in Section 20(a).

(m)               "Renewal Term" is defined in Section 16(a).

(n)               "RMA" is defined in Section 7.

Confidential	Page 1 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(o)              "Scheduling Agreement" means an order by Intuitive, communicated to Seller via electronic data transfer, email, or other means, to purchase Product at a stated unit price, for a total quantity to be delivered during a delivery date range, [***].

(p)              "Specification" means all information related to form, fit, or function of the Product.

(q)              "Sterilization" refers to [***].

(r)              "Taxes" is defined in Section 22(h).

2.	Forecast; Purchasing.

(a)              Forecast. Intuitive will provide to Seller a non-binding [***] rolling forecast of Intuitive's delivery requirements.

Purchasing Requirements. This Agreement does not authorize Seller to perform manufacturing services or to manufacture the Products. Such authorization will be in the form of Scheduling Agreements or purchase orders provided by Intuitive, and will include lead times and delivery requirements. Each Scheduling Agreement or purchase order will include a description of the Products to be purchased, quantity, routing instructions, requested delivery date, destination and price.

3.	Purchase Acknowledgement; Price and Payment Terms.

(a)              Purchase Order or Scheduling Agreement Acknowledgement. Seller will acknowledge in writing receipt of a purchase order or Scheduling Agreement from Intuitive no later than seven (7) calendar days after Seller's receipt. If Intuitive does not receive such written acknowledgment before the commencement of(7) calendar days after Seller's receipt, Intuitive may, at Intuitive's option, cancel such purchase order or Scheduling Agreement with zero (0) financial liability to Intuitive. Seller will submit in writing to Intuitive at the time of Scheduling Agreement or purchase order acknowledgment, any minimum order quantity purchases or non-cancelable non- returnable ("NCNR") materials that will result in excess inventory.

(b)                Material Liability. Seller will be financially liable for any item on order, including NCNR materials, unless Seller bas received Intuitive's prior written approval. [***]. Intuitive and Seller agree to meet as necessary for business review meetings. Intuitive may provide a template for the business review meetings with information outlined for Seller to present.

(c)               Change to Scheduling Agreement or Purchase Order. Intuitive may make changes to shipping instructions, quantities or requested delivery dates/schedules specified in any Scheduling Agreement or purchase order, as needed throughout the duration of this Agreement, in conformance with the table below, unless otherwise mutually agreed upon in writing by the parties.

Confidential	Page 2 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

Calendar Days' Notice Before Change	Percent Change
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d)                Price Reductions. On an annual basis, Seller will provide to Intuitive a detailed Product cost reduction proposal. Intuitive and Seller agree to review such cost reduction proposals [***]. [***]:

(1)	[***]
(2)	[***]
(3)	[***]
(4)	[***]

Seller will use best efforts to achieve cost savings with respect to raw materials and processes, and such savings will be reflected in a reduction of the purchase price of the Products. [***]. In addition, at all times, [***].

(e)                Price. Prices of Products purchased under this Agreement, including any applicable discounts, will be as stated in the applicable Scheduling Agreement or purchase order. Exhibit A states the prices as of the Effective Date. [***]:

(1)	[***]
(2)	[***]
(3)	[***]
(4)	[***]
(5)	[***]

(f)                 Payment. [***].

(g)                [***] Replenishment. If applicable, Seller and Intuitive agree to cooperate to meet Intuitive's [***] replenishment program requirements. Seller will ship an exact quantity of items to Intuitive no later than a specified number of days after [***]. [***].

Confidential	Page 3 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(h)                Certificate of Conformance. At Intuitive's request, Seller will provide a Certificate of Conformance to Intuitive.

(i)                Logistics With Respect to Seller's Materials. [***].

G)       Logistics With Respect to Products [***].

4       Product Changes.

(a)                Product Changes. Intuitive may, upon advance written notice ("EC Notice") to Seller, submit engineering changes ("EC") for incorporation into the Products. The EC Notice will include documentation of the EC so that Seller may effectively investigate the impact of the EC. Seller will, during a period not to exceed [***] after receipt of EC Notice, evaluate the feasibility of the EC and respond to Intuitive in writing stating the potential impact of the EC, including but not limited to, [***]. [***] will submit any EC to Seller in a revised Scheduling Agreement or purchase order for the applicable Products. When a Product change occurs, Intuitive will cooperate with Seller to target and execute a Product version cutover date that [***].

(b)                Discontinued Products and Components. If Seller or any authorized supplier provides notice that a Component used in the manufacturing of a Product is to be discontinued, Seller will promptly notify Intuitive in writing of the Product or Component being discontinued, the last date available for placement of orders, the effective date the Product or Component will be discontinued, and any last buy instructions or other applicable information necessary for Intuitive to make an informed decision regarding any end oflife purchases for the Product. Notwithstanding the above, no Product or Component will be discontinued unless Seller provides Intuitive a minimum [***].

(c)                Obsolescence. Seller will provide sustaining engineering support, repair and Component replacement of Product for [***] after the date of Product obsolescence or discontinuation. Field replacement units (FRU's) will be of new or like new Product. Notwithstanding the above, this Obsolescence provision does not apply to any single use disposable Product.

5.                   Taxes. Seller agrees to reasonably cooperate with Intuitive to minimize all taxes to the extent allowed by law that are to be paid directly or indirectly by Intuitive. Seller agrees to use reasonable efforts to notify Intuitive's tax department of any audit or assessment which may affect the sales, use, excise, or property taxes which may be assessed on a Product or Products, no later than fifteen (15) calendar days after receiving notice of such audit or assessment.

Confidential	Page 4 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

6.                  Delivery. [***].

7.                   Acceptance. Intuitive will have the right to reject or return to Seller, for replacement, any Product that fails Intuitive's acceptance testing. Intuitive will comply with Seller's return material authorization ("RMA") procedures.

8.                  Delays. Time is of the essence for Products ordered under this Agreement, and delivery will be strictly in accordance with the schedule in the applicable Scheduling Agreement or purchase order. Seller will use best efforts to minimize any delay that may prevent its timely compliance with the requirements of this Agreement. [***]. If any delay continues for more than [***] days to submit a formal plan to Intuitive and [***] to execute the plan), Intuitive may [***].

9.                   Business Continuity Plan. During the term of this Agreement, Seller will maintain a documented business continuity plan, the purpose of which is to maintain uninterrupted supply of the Products, and that is reasonably acceptable to Intuitive. Provided a copy of such business continuity plan is provided to, reviewed by, and acceptable to Intuitive, such business continuity plan will be incorporated into this Agreement by this reference.

10.                   Quality; Regulatory.

(a)                Scope. Seller will maintain a quality system that is compliant with EN ISO 13485 and comply with all applicable laws, regulations, guidance and precedent, and import/export requirements.

(b)                Locations. The approved Seller site locations are defined as follows, and include all sites that manufacture Product for Intuitive:

Seller: DAS Medical, LLC.

Location 1:

[***]

[***]

Location 2:

[***]

[***]

Dominican Republic

Contact person: [***]

Confidential	Page 5 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(c)	Notifications.

(1)                Product Changes. Seller will not make any change to any materials, packaging components, Component, Product, including manufacturing process and process design, test requirements (specified in Exhibit B, if applicable), Specification, or location where Product is manufactured, unless approved beforehand in writing by Intuitive.

(2)                Organizational Changes. If Seller makes a change to its organization with respect to any item listed below in this Section 10(c)(2), Seller will, consistent with Section 22(d) (Notices) of the Agreement, notify its primary Intuitive contact and the Intuitive Purchasing and Quality management of such change. Except as noted below, Seller will notify Intuitive within 90 days of making a change to any item below in this Section 10(c)(2).

i.	[***]
ii.	[***]
iii.	[***]
iv.	[***]
v.	[***]
vi.	[***]

(d)	Nonconforming Product Notifications.

(1)                If Seller determines that any Product does not conform to the Specifications due to a safety issue or otherwise, Seller will place the Product on hold and notify Intuitive within [***].

(2)                Seller will ensure that Intuitive is notified of any quality related issue that may affect the Product, including those identified by Seller's sub-suppliers.

(3)                Seller will exercise its control over the quality of the output from its subcontractors, and will maintain its own QMS covering such control.

(e)	Regulatory.

(1)                Seller will provide to Intuitive all necessary support to enable Intuitive to document and maintain a quality system that is compliant with all applicable regional or national requirements, which may include but not necessarily be limited to 21 C.F.R. § 820 (USFDA), EN/ISO 13485 (EU and International), CMDR (Canadian), and MHLW ordinance No. 169 of the Japanese Pharmaceutical Affairs Law (JPAL) (Japanese). In addition, Seller itself will comply with all applicable aspects of ISO 13485.

(2)                Regulatory Information, Notification and Investigation with respect to Product. Seller agrees, without limitation, to:

(i)               maintain a Complaint handling process;

(ii)               notify Intuitive of any reportable Complaint received with sufficient detail and no later than thirty (30) days after becoming aware of the Complaint, and support any of Intuitive's requests for additional information; and

(iii)              perform a complete investigation per Seller procedures and provide results to Intuitive [***].

(f)	Records.

(1)                All records required in this Section IO(f) will be maintained by Seller [***].

(2)                [***]. All documentation (manufacturing records, packaging records, inspection records, and quality records, such as calibration logs, training records) generated during the raw materials sourcing, manufacturing process, testing, packaging and shipment will be maintained by Seller and as specified herein.

Confidential	Page 6 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(3)                Seller will prepare a device history record ("DHR") for each device, batch or lot produced to demonstrate that Seller's finished Product was manufactured in accordance with Specifications, as described in the DHR and according to quality system requirements.

(4)                Seller shall be responsible for reviewing the DHR to ensure that approved manufacturing instructions were followed, entries were made using good documentation practices, all required test data is present, and all related deviations or nonconforming material reports are closed prior to release and shipment to Intuitive or on behalf of Intuitive. Copies of DHRs will be available [***] after Intuitive's request and during audits and inspections. Each lot of Product or materials delivered to Intuitive will include a certification of compliance to all applicable requirements (Specification, Seller's quality system and applicable laws and regulations).

(5)                Seller will keep sufficient records such that the source and raw material Specification of such Components and materials may be readily determined as well as inspection and production batch records as part of the DHR.

(g)	Corrections: Removals (Recalls).

(1)                Intuitive will have the exclusive right to initiate voluntary Product corrections and removals [***].

(2)                [***].

(h)                Ownership of Technical Product Information. Intuitive will own all technical Product information, including technical Product information obtained by Seller from any third party testing house during Product development or performance of this Agreement. [***]:

i.	[***]
ii.	[***]
iii.	[***]
iv.	[***]
v.	[***]
vi.	[***]
vii.	[***]
viii.	[***]
ix.	[***]
x.	[***]
xi.	[***]
xii.	[***]

(i)       Inspection Rights: Subcontracting. Intuitive reserves the right to have its representatives present at the plants and Production facilities relating to or used in connection with the manufacture of the Products during normal business hours to conduct an initial inspection and periodic inspections of such plants, facilities, the manufacturing procedures, the Specifications and Intuitive quality assurance requirements and to inspect Seller's inventory of Products, work-in- process, raw materials to be used for the Products, production records and such other matters or records as may be necessary for proper quality assurance of the Products to be delivered hereunder. Intuitive will use reasonable efforts to give Seller [***]

Confidential	Page 7 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

prior notice of any such inspection. Intuitive will also have the right to audit Seller in connection with the production and operations of the Products. Seller agrees to assist Intuitive in arranging visits and inspection of the plants or production facilities at Seller's suppliers for Components, materials, and sub-assemblies. Seller may not outsource manufacturing of any Product or any sub- components of any Product, or change any supplier, including engaging a new supplier or changing an existing supplier, for any Component material, sub-assembly or service of Product, or make any changes to Product, without the prior written consent of Intuitive (which consent shall not be unreasonably withheld).

G)	Manufacturing and Quality Control.

(1)                Seller will conduct incoming quality control inspections on all Components and materials or to have such controls adequate to ensure the conformance of purchased materials and services to Seller's specifications.

(2)                Seller will perform manufacturing, testing, and quality control according to the processes and specifications in Exhibit B, if applicable.

(3)                Seller will maintain facilities, workflow and material handling in such a mannert hat materials, Components, Product, and reference material are protected from damage, loss, contamination or mix- up during production or storage. Returned, damaged, quarantine or non-conforming Product will be physically segregated and clearly identified as to status.

(4)                Seller will be responsible for the validation and ongoing monitoring of processes whose output cannot be fully tested and verified in order to ensure compliance to Specifications for all of the material produced.

(5)                Seller will have suitable line clearance procedures for products manufactured immediately before Intuitive Products. Equipment used for the manufacture or service of Intuitive Products will not be used for the manufacture of inherently hazardous, toxic or poisonous materials.

(6)                All Products provided by Seller will conform to the 2002/95/EC directive on Restriction on use of Hazardous Substances (RoHS), the 2002/96/EC directive on Waste Electrical and Electronic Equipment (WEEE) and will be so certified to comply. Seller will maintain documentation of compliance of raw materials purchased to these standards in accordance with Section 10(f) (Records).

(7)                All Products provided to Intuitive under this Agreement will be manufactured, tested, packaged and transported in accordance with the Specifications and procedures established by Intuitive and Seller.

(k)	Technical Requirements for Production and Testing.

(I)                 Seller will comply with the technical requirements for production and testing of Product, as stated in Exhibit B, if applicable.

(2)                Seller will ensure that measuring and test equipment is capable, reliable, and properly maintained and serviced and/or calibrated according to written procedures. Conditions of calibration will encompass to conditions under which the equipment is used.

(3)                Seller will have written procedures to document the investigation of any calibration or equipment verification result that fails to meet Specifications and to identify the potential impact on materials or lots of Product manufactured by Seller and supplied to Intuitive.

(4)                Seller will be responsible for method, process and equipment validation(s) for Product which will be subject to review and approval by Intuitive.

(5)                Seller will determine how the output of any process will be fully assured. This may be done by verification (testing against Specifications) or by validation (when process output cannot be fully verified, or when validation is a superior method of assuring output). Intuitive recommends statistical process control wherever practical.

(6)                Since Intuitive must rely on the output of Seller processes which are validated, potentially without the possibility of subsequent verification (test data), Intuitive may require review and approval of validation activities/documents (protocols, validation reports, and post validation changes) associated with manufacturing Products and materials supplied to Intuitive. Seller will maintain all validation documentation in accordance with published validation guidance applicable to the processes used.

(I)	Nonconforming Product Controls for Seller.

Confidential	Page 8 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(1)                Seller will supply Intuitive with RMAs for any Product identified by Intuitive as non-conforming or defective during the warranty period or where such Product requires return for Seller's inspection, test or evaluation.

(2)                Records and reports of Product non-conformances, deviations and disposition information from Seller are to be available to Intuitive upon request or during an audit of Seller by Intuitive.

(m)	Nonconforming Product Controls for Intuitive.

(1)                Intuitive will review instances of Product non-conformance or deviation and the associated investigation and analysis that may potentially affect Product, Components or material, and will determine whether acceptance with concession or Product return is required.

(2)                Such decisions will be documented in writing by Intuitive.

(n)	Nonconforming Product Controls for Both Parties.

(1)                Nonconforming Product will be physically segregated and may be reworked to conform to original Specifications prior to release.

11.	[***].

(a)                [***].

(b)                [***].

(c)                [***].

12.	Intellectual Property. [***]. Except as set forth in this Section 12 and Section 16(c) (Effect of Termination), nothing in this Agreement is intended to convey any rights to any intellectual property owned by either Intuitive or Seller as of the Effective Date or developed during the term of this Agreement. [***].

Confidential	Page 9 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

13.	Indemnification.

(a)               Indemnification by Seller. [***].

(b)                Indemnification by Intuitive. [***].

14.               Limitation of Liability. [***].

15.               Governing Law; Jurisdiction. The laws of [***] will govern this Agreement without reference to its conflict of laws provisions. Intuitive and Seller agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Intuitive and Seller hereby consent and submit to the exclusive jurisdiction of [***], and they hereby agree that venue of any claim which arises under this Agreement is proper, appropriate and acceptable in such State and Federal courts. The prevailing party in any legal action will be entitled to reimbursement of all reasonable costs and expenses (including attorneys' fees) incurred to prosecute or defend such claim.

16.	Term and Termination.

(a)                This Agreement will commence upon the Effective Date and continue for a period of twelve (12) months ("Initial Term"), unless sooner terminated in accordance with this Section 16. Thereafter, this Agreement will automatically renew for additional twelve (12) month periods (each a "Renewal Term"), unless one party notifies the other party in writing at least sixty (60) days before the expiration of the Initial Term or Renewal Term of its intent not to renew this Agreement.

(b)                If a material breach of this Agreement occurs, the non-breaching party will notify the breaching party in writing of the specific breach. If the breaching party does not cure the breach within [***] of such written notice, the non-breaching party may terminate this Agreement and each party will prepare for termination of this Agreement according to the terms of Sections 16(c) and 16(d) below. Material breach will include, but is not limited to: [***].

Confidential	Page 10 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(c)               Effect of Termination. Upon the expiration or termination of this Agreement for any reason, Intuitive will have the right, no later than [***] after the date of expiration or termination, to place a last time buy order with Seller for Products in quantities of Intuitive's choosing, with a reasonable delivery schedule. [***].

(d)               Remedies. Termination of this Agreement will not limit either party from pursuing other remedies available to it, including injunctive relief, [***].

17.               Survival. Each party's rights and obligations under Sections 3(f) (Payment), 4(c) (Obsolescence), 11 (Warranty), 13 (Indemnification), 14 (Limitation of Liability), 15 (Governing Law; Jurisdiction), 16(c) (Effect of Termination), 16(d) (Remedies), 19 (Compliance with Law), 20 (Confidentiality; Nondisclosure), 22 (Miscellaneous), and any other provision of this Agreement which by its nature will survive, [***].

18.               Force Majeure. Neither party will be liable for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, natural disaster (such as flood, earthquake, severe weather condition) explosion, embargo, government requirement, civil or military authority, act of nature, riot, strike, hostilities (including war, whether declared or not) or other similar cause beyond its control and without the fault or negligence of the delayed or non-performing party.

19.               Compliance with Law. In the performance of this Agreement, Seller will at all times comply with and Seller hereby represents that it complies with all applicable governmental laws, statutes, ordinances, rules, regulations, orders, and other requirements, including, without limitation, [***]. If Intuitive's assistance is necessary to achieve such compliance, Seller will promptly notify Intuitive. Upon Intuitive's request, Seller will provide to Intuitive [***].

20.                Confidentiality; Nondisclosure.

(a)                Confidential and proprietary information includes, but is not limited to, (i) confidential and proprietary information provided with the designation "Confidential and Proprietary" or equivalent, including information relating to products, or processes; know-how; designs; drawings; clinical data; test data; formulas; source or object code; methods; samples; developmental or experimental work; improvements; discoveries; plans for research; proposed or planned new products; forecasts; Scheduling Agreements; purchase orders; Specifications relating to Components and Products; financial information (including Seller's financial statements), customer, or other information normally considered to be confidential; manufacturing information, and all derivatives,

Confidential	Page 11 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

improvements, and enhancements to any of the above which are created or developed under this Agreement, and (ii) confidential information of third parties (collectively referred to as "Proprietary Information").

(b)                Each party will maintain all Proprietary Information in trust and confidence and will not disclose any Proprietary Information to any third party or use any Proprietary Information for any unauthorized purpose. Each party may use Proprietary Information only to the extent required to accomplish the purposes of this Agreement. Proprietary Information may not be reproduced in any form except as required to accomplish the purposes of this Agreement. [***].

(c)                All Proprietary Information (including all copies thereof) will remain the property of the disclosing party. After the receiving party's need for the disclosed Proprietary Information has expired, or upon request of the disclosing party, and in any event, upon expiration or termination of this Agreement, the receiving party will return the Proprietary Information to the disclosing party or, upon approval of the disclosing party, will destroy the received Proprietary Information and will certify such destruction to the disclosing party.

(d)                The parties will not disclose the existence of this Agreement or its terms to others, except as may be necessary to enforce the terms of this Agreement, or as such party will deem necessary to comply with any legal requirement. [***].

(e)                 Each party agrees not to disclose to the other party the confidential or proprietary information of others.

21.                Assignment. Seller will not assign any of its rights or obligations under this Agreement in whole or in part, without the prior written consent of Intuitive (which consent will not be unreasonably withheld), whether or not as incident to a merger, consolidation, reorganization, or acquisition of stock or assets or a similar transaction affecting all or substantially all of the assets or voting control of the Seller. Any attempted assignment in violation of this provision will be void and a material breach of this Agreement.

22. Miscellaneous.

(a)                Waivers. No waiver of any right by either party under this Agreement will be of any effect unless such waiver is in writing and signed by the waiving party. Any purported waiver not consistent with the foregoing is void.

(b)               Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, then that provision will not affect the validity of the remaining provisions of this Agreement, and the parties will substitute for the invalid provision a valid provision that most closely approximates the intent and economic effect of the invalid provision.

(c)                Interpretation. Headings in this Agreement are provided for convenience only, and do not in any way affect the meaning or interpretation of this Agreement. Neither party is the drafter of this Agreement, and therefore, the language of this Agreement will not be construed for or against either party.

(d)                Notices. Any notices given under this Agreement must be in writing and will be deemed given and received five (5) days after the date of mailing, one (I) day after dispatch by overnight courier service, or upon receipt if by hand delivery. Any notices pursuant to this Agreement will be sent to Intuitive or Seller at their respective addresses in the preamble above unless a different address is provided below. Each party may change its address for receipt of notices by giving the other party notice of the new address. Each party will promptly notify the other of a replacement of the contact person responsible for prompt transmission of information.

Confidential	Page 12 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

If to Seller, to:

Name of seller: DAS Medical, LLC.

Address: [***]

Attention: [***]

Phone No.: [***]

Facsimile No.:

E-mail: [***]

With a required copy to: [***]

If to Intuitive, for operational issues related to this Agreement, to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

(e)                Insurance. Seller will obtain and maintain throughout the term of this Agreement, comprehensive General Commercial Liability Insurance with limits of [***], Professional and Product Liability coverages for [***] in an amount not less than [***], Auto Liability Insurance, [***], Workers Compensation Insurance [***], and Employers Liability Coverage with [***]. Seller will furnish Intuitive with a certificate of insurance evidencing the coverage outlined above upon execution of this Agreement.

(f)                 Relationship of the Parties. The parties' relationship hereunder is one of contract, and they are not, and will not be construed as partners, joint venturers, or agent and principal. Neither party is authorized to act for, or on behalf of, the other party.

(g)                Costs. Except as otherwise specifically provided in this Agreement, each party will bear its own costs and expenses incurred in connection with the performance of its obligations under this Agreement.

(h)                Taxes. Any taxes, levies or similar governmental charges (except for tax based on Seller's income), now in force or enacted in the future, however designated, including related penalties and interest, imposed by any governmental authority on or measured by the activities described under this Agreement (collectively "Taxes"), will be paid by [***].

(i)                Specific Performance. [***].

(j)                  Entire Agreement: Amendment. This Agreement is the entire agreement between Intuitive and Seller with respect to the subject matter herein and supersedes any prior agreements, understandings, promises or representations made orally or in writing by either party, to the other party, concerning the subject matter herein, pricing or the applicable terms. Any terms or conditions contained in any Scheduling Agreement or purchase order, acknowledgement, invoice or other similar forms of the parties which are different from, inconsistent with, or in addition to the terms of this Agreement will be void, unless otherwise mutually agreed to in writing by the parties. This Agreement may be amended only in writing, signed by both parties. Any purported oral modification intended to amend the terms of this Agreement will be void.

Confidential	Page 13 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

(k)                Intuitive Equipment. Seller agrees that any equipment paid for and owned by Intuitive (or an affiliate of Intuitive) that is located at any facility of Seller or an affiliate of Seller ("Intuitive Equipment") will be maintained by Seller consistent with subjection (i) below. As of the Effective Date, Intuitive Equipment includes the equipment set forth in Exhibit C. [***].

(1)                Seller's Obligations. Seller will be solely responsible, at Seller's expense, for [***].

(2)                Intuitive's Obligations. Intuitive will be responsible for [***].

THE PARTIES HEREBY EXECUTE THIS AGREEMENT AS OF THE EFFECTIVE DATE.

ACCEPTED BY:	ACCEPTED BY:

INTUITIVE SURGICAL SARL	DAS MEDICAL, LLC

Signature: /s/ Jean-Yves Raimon	Signature: /s/ Dan R Lee
Email: [***]	Email: [***]
Title: VP International Finance & Ops	Title: Managing Director

Confidential	Page 14 of 24

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT A

PRODUCT LIST AND PRICING

[***]

[***]	[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT A-1

[***]

[***]	[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT A-2

[***]

[***]	[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT B

[***]

[***]	[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

EXHIBIT C

[***]

[***]	[***]

Certain identified information has been excluded because it is both not material and would be competitively harmful if publicly disclosed. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].

[***]

[***]	[***]